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                           CHANGE IN TERMS AGREEMENT


------------------- ----------------- ----------------- ----------------
    Principal          Loan Date          Maturity         Loan No.
   $150,000.00         03-03-2009        06-09-2009        930610000
------------------- ----------------- ----------------- ----------------


----------------- ----------------- ---------------- -----------------
  Call / Coll         Account           Officer          Initials
                                          RK              /s/ RK
----------------- ----------------- ---------------- -----------------


           References in the boxes above are for Lender's use only and do not limit the applicability of this document to any particular loan or item. Any item above
                  containing "***" has been omitted due to text
                               length limitations.


Borrower:                                      Lender:
    Amexdrug Corporation; Dermagen, Inc.;         National Bank of California
    Biorx Pharmaceuticals, Inc.; Royal            Corporate Banking Department
    Health Care, Inc.; and Allied Med Inc.        145 South Fairfax Avenue
    8909 West Olympic Boulevard, Suite 208        Los Angeles, CA 90036
    Beverly Hills, CA 90211


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Principal Amount: $150,000.00                  Date of Agreement:  March 3, 2009

DESCRIPTION OF EXISTING INDEBTEDNESS: The Promissory Note dated June 23, 2008 in the amount of $150,000.00.

The interest rate floor on the Note is hereby decreased from 7.500% to 6.000%.

CONTINUING VALIDITY. Except as expressly changed by this Agreement, the terms of the original obligation or obligations, including all agreements evidenced or securing the obligation(s), remain unchanged and in full force and effect. Consent by Lender to this Agreement does not waive Lender's right to strict performance of the obligation(s) as changed, nor obligate Lender to make any future change in terms. Nothing in this Agreement will constitute a satisfaction of the obligation(s). It is the intention of Lender to retain as liable parties all makers or endorsers of the original obligation(s), including accommodation parties, unless a party is expressly released by Lender in writing. Any maker or endorser, including accommodation makers, will not be released by virtue of this Agreement. If any person who signed the original obligation does not sign this Agreement below, then all persons signing below acknowledge that this Agreement is given conditionally, based on the representation to Lender that the non-signing party consents to the changes and provisions of this Agreement or otherwise will not be released by it. This waiver applies not only to any initial extension, modification or release, but also to all such subsequent actions.

PRIOR TO SIGNING THIS AGREEMENT, BORROWERS READ AND UNDERSTOOD ALL PROVISIONS OF THIS AGREEMENT. BORROWERS AGREES TO THE TERMS OF THE AGREEMENT.

BORROWER:

    AMEXDRUG CORPORATION

    By:     /s/ Jack N. Amin
       ----------------------------------------------------------------
         Jack N. Amin, President/Secretary of Amexdrug Corporation

    DERMAGEN, INC.

    By:     /s/ Jack N. Amin
       ----------------------------------------------------------------
         Jack N. Amin, President/Secretary of Dermagen, Inc.

    BIORIX PHARMACEUTICALS, INC.

    By:     /s/ Jack N. Amin
       ----------------------------------------------------------------
         Jack N. Amin, President/Secretary of Biorx Pharmaceuticals, Inc.

    ROYAL HEALTH CARE, INC.

    By:     /s/ Jack N. Amin
       ----------------------------------------------------------------
         Jack N. Amin, President/Secretary of Royal Health Care, Inc.

    ALLIED MED INC.

    By:     /s/ Jack N. Amin
       ----------------------------------------------------------------
         Jack N. Amin, President/Secretary of Allied Med Inc.

PRIOR TO SIGNING THIS AGREEMENT, GUARANTORS READ AND UNDERSTOOD ALL PROVISIONS OF THIS AGREEMENT. GUARANTORS AGREES TO THE TERMS OF THE AGREEMENT.


         /s/ Jack N. Amin
    ----------------------------------------------------------
         Jack N. Amin, Individually


         /s/ Nora Y. Amin
    ----------------------------------------------------------
         Nora Y. Amin, Individually








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